CHRYSLER FINANCIAL                                                                                    DISTRIBUTION DATE:   08-AUG-00
DAIMLERCHRYSLER AUTO TRUST 2000-B MONTHLY SERVICER'S CERTIFICATE (GU)                                                    PAGE 1 OF 2
------------------------------------------------------------------------------------------------------------------------------------

      Payment Determination Statement Number                                     3
      Distribution Date                                                  08-Aug-00

      DATES COVERED                                        FROM AND INCLUDING        TO AND INCLUDING
      -------------                                        ------------------        ----------------
           Collections Period                                            01-Jul-00           31-Jul-00
           Accrual Period                                                10-Jul-00           07-Aug-00
           30/360 Days                                                          30
           Actual/360 Days                                                      29


                                                                NUMBER OF
      COLLATERAL POOL BALANCE DATA                              ACCOUNTS                 $ AMOUNT
      ----------------------------                         ------------------        -----------------
      Pool Balance - Beginning of Period                         127,614              1,956,345,890.98
      Collections of Installment Principal                                               35,574,330.57
      Collections Attributable to Full Payoffs                                           17,800,507.72
      Principal Amount of Repurchases                                                             0.00
      Principal Amount of Gross Losses                                                      905,856.69
                                                                                     ------------------

      Pool Balance - End of Period                               125,901              1,902,065,196.00
                                                                                     ==================



      POOL STATISTICS                                                                 END OF PERIOD
      -----------------                                                              ------------------

      Initial Pool Balance (Pool Balance at the
           Purchase Date)                                                             2,076,955,384.40
      Pool Factor (Pool Balance as a Percent of Initial
           Pool Balance)                                                                        91.58%

      Ending O/C Amount                                                                 104,248,958.74
      Coverage Ratio (Ending Pool
           Balance as a Percent of Ending Securities)                                          105.80%

      Cumulative Net Losses                                                                 432,704.07
      Net Loss Ratio (3 mo. Weighted Avg.)                                                    0.08560%
      Cumulative Recovery Ratio                                                                 65.46%
      60+ Days Delinquency Amount                                                         4,459,428.14
      Delinquency Ratio (3 mo. Weighted Avg.)                                                 0.12160%

      Weighted Average APR                                                                      8.992%
      Weighted Average Remaining Term (months)                                                   53.21
      Weighted Average Seasoning (months)                                                         7.11

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

CHRYSLER FINANCIAL                                                                                 DISTRIBUTION DATE:      08-AUG-00
DAIMLERCHRYSLER AUTO TRUST 2000-B MONTHLY SERVICER'S CERTIFICATE (GU)                                                    PAGE 2 OF 2
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      CASH SOURCES
      ------------
           Collections of Installment Principal        35,574,330.57
           Collections Attributable to Full Payoffs    17,800,507.72
           Principal Amount of Repurchases                      0.00       O/C RELEASE
           Recoveries on Loss Accounts                    593,012.18       -----------
           Collections of Interest                     14,406,024.50       Original O/C Amount                         94,181,384.40
           Investment Earnings                             31,970.26
           Reserve Account                              4,956,935.00       Cumulative O/C Release (beginning)                   0.00
                                                     ----------------      O/C Release           (Prospectus pg S16)            0.00
           TOTAL SOURCES                               73,362,780.23                                                   -------------
                                                     ================      Cumulative O/C Release (ending)                      0.00
                                                                                                                       =============


      CASH USES
      ---------
           Servicer Fee                                 1,630,288.24
           Note Interest                               10,841,548.35
           Reserve Fund                                 4,956,935.00
           O/C Release to Seller                                0.00
           Note Principal                              55,934,008.64
                                                     ----------------
           TOTAL CASH USES                             73,362,780.23
                                                     ================


      ADMINISTRATIVE PAYMENT
      ----------------------
      Total Principal and Interest Sources             73,362,780.23
      Investment Earnings in Trust Account                (31,970.26)
      Cash Reserve in Trust Account                    (4,956,935.00)
      Servicer Fee (withheld)                          (1,630,288.24)
      O/C Release to Seller                                     0.00
                                                     ----------------
           PAYMENT DUE TO TRUST ACCOUNT                66,743,586.73
                                                     ================


                                                   Beginning                Ending                    Principal
                                                    Balance                 Balance                    Payment
                                                  --------------------    ---------------------------------------------
      NOTES & CERTIFICATES
      --------------------
      Class A-1  408,420,000.00  @   6.72%             279,396,245.90          223,462,237.26             55,934,008.64
      Class A-2  620,000,000.00  @   7.30%             620,000,000.00          620,000,000.00                      0.00
      Class A-3  455,000,000.00  @   7.53%             455,000,000.00          455,000,000.00                      0.00
      Class A-4  425,000,000.00  @   7.63%             425,000,000.00          425,000,000.00                      0.00
      Certificates                                      74,354,000.00           74,354,000.00                      0.00
                                                  --------------------    ----------------------------------------------
          Total Securities                           1,853,750,245.90        1,797,816,237.26             55,934,008.64
                                                  ====================    ==============================================



                                                     Principal per                Interest          Interest per
                                                      $1000 Face                   Payment           $1000 Face         Original
                                                  ---------------------------------------------------------------------
      NOTES & CERTIFICATES
      --------------------
      Class A-1  408,420,000.00  @   6.72%             136.9521782                1,512,465.01        3.7032100      408,420,000.00
      Class A-2  620,000,000.00  @   7.30%               0.0000000                3,771,666.67        6.0833333      620,000,000.00
      Class A-3  455,000,000.00  @   7.53%               0.0000000                2,855,125.00        6.2750000      455,000,000.00
      Class A-4  425,000,000.00  @   7.63%               0.0000000                2,702,291.67        6.3583333      425,000,000.00
      Certificates                                       0.0000000                        0.00                        74,354,000.00
                                                                   ----------------------------                 --------------------
          Total Securities                                                       10,841,548.35                     1,982,774,000.00
                                                                   ============================                 ====================


* Class A-1 Interest is comput29 on an Actual/360 Basis. Days in current period     29
                                                                                  --------

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